UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 13, 2024

Benchmark 2024-V9 Mortgage Trust

(Central Index Key Number 0002030476)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

German American Capital Corporation

(Central Index Key Number 0001541294)

Bank of Montreal

(Central Index Key Number 0000927971)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key Number 0001840727)

(Exact name of the sponsors as specified in its charters)

Delaware	333-261764-04	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.	Other Events.

On August 13, 2024, GS Mortgage Securities Corporation II (the “Depositor”) entered into an agreement to sell all of the Publicly Offered Certificates (as defined below), having an aggregate initial principal amount of $812,896,000, to Goldman Sachs & Co. LLC (“GS&Co.”), Barclays Capital Inc. (“Barclays Capital”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), BMO Capital Markets Corp. (“BMO Capital Markets”), Academy Securities, Inc. (“Academy”) and CastleOak Securities, L.P. (“CastleOak”, and together with GS&Co., Barclays Capital, CGMI, DBSI, BMO Capital Markets and Academy, in such capacities, the “Underwriters”) on or about August 29, 2024 (the “Closing Date”), pursuant to an underwriting agreement, dated as of August 13, 2024 and as to which an executed version is attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor and the Underwriters.

On August 14, 2024, the Depositor also entered into an agreement to sell all of the Privately Offered Certificates (as defined below), having an aggregate initial principal amount of $79,220,230, to GS&Co., Barclays Capital, CGMI, DBSI, BMO Capital Markets, Academy and CastleOak (collectively in such capacity, the “Initial Purchasers”) on or about the Closing Date, pursuant to a certificate purchase agreement, dated as of August 14, 2024 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers.

On or about the Closing Date, it is expected that the Depositor will cause the issuance of the Benchmark 2024-V9 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2024-V9 (the “Certificates”) pursuant to a pooling and servicing agreement, dated as of August 1, 2024 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-3, Class X-A, Class X-B, Class X-D, Class A-S, Class B, Class C and Class D Certificates (collectively, the “Publicly Offered Certificates”) and (ii) Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (the “Privately Offered Certificates”).

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Depositor’s Prospectus, dated August 14, 2024 and filed with the Securities and Exchange Commission on August 15, 2024 (the “Prospectus”). Each Co-Lender Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Co-Lender Agreement (as defined in the Pooling and Servicing Agreement)	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
Stonebriar Centre	4.3	NAP
Baybrook Mall	4.4	(2)
Columbus Business Park	4.5	NAP
500 Delaware	4.6	4.2
(1)	The subject Whole Loan will be serviced under the applicable Non-Serviced PSA until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(2)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2024-V9 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 32 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 74 commercial, multifamily and/or manufactured housing properties. The Mortgage Loans will be acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.1 and dated as of August 29, 2024 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.2 and dated as of August 29, 2024 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iii) German American Capital Corporation (“GACC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.3 and dated as of August 29, 2024 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (iv) Bank of Montreal (“BMO”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.4 and dated as of August 29, 2024 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and BMO, (v) Barclays Capital Real Estate Inc. (“BCREI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.5 and dated as of August 29, 2024 (the “BCREI Mortgage Loan Purchase Agreement”), among the Depositor, BCREI and Barclays Capital Holdings Inc. and (iv) 3650 Real Estate Investment Trust 2 LLC (“3650 REIT”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.6 and dated as of August 29, 2024 (the “3650 REIT Mortgage Loan Purchase Agreement”, and together with the GSMC Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement, the BMO Mortgage Loan Purchase Agreement and the BCREI Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and 3650 REIT. Further information regarding such sales has been previously provided in the Prospectus.

The funds that will be used by the Depositor to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Depositor to the Underwriters, pursuant to the Underwriting Agreement and (ii) the sale of the Privately Offered Certificates by the Depositor to the Initial Purchasers, pursuant to the Certificate Purchase Agreement,.

The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Prospectus, in negotiated transactions or otherwise at varying prices determined at the time of sale. The Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933 (the “Act”), as amended, pursuant to Section 4(a)(2) of the Act.

The related registration statement (file no. 333-261764) was originally declared effective on March 30, 2022. In connection with the Prospectus, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of August 14, 2024.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of August 13, 2024, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. and CastleOak Securities, L.P., as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2024, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement is dated and effective as of November 1, 2022, among 3650 REIT Commercial Mortgage Securities II LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Agreement Between Noteholders, dated as of July 29, 2024, by and among Goldman Sachs Bank USA, as initial holder of Note A-1-1, Note A-1-2, Note A-1-3, Note A-1-4 and Note A-1-5, Société Générale Financial Corporation, as initial holder of Note A-2-1, Note A-2-2 and Note A-2-3, and Bank of America, N.A., as initial holder of Note A-3-1, relating to the Stonebriar Centre Whole Loan.
Exhibit 4.4	Agreement Between Noteholders, dated as of July 19, 2024, by and between Morgan Stanley Bank, N.A., as initial holder of Note A-1, Note A-2, Note A-3 and Note A-4, Barclays Capital Real Estate Inc., as initial holder of Note A-5, Note A-6, Note A-7 and Note A-8, Societe Generale Financial Corporation, as initial holder of Note A-9, Note A-10 and Note A-11, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Baybrook Mall Whole Loan.
Exhibit 4.5	Agreement Between Note Holders, dated as of May 20, 2024, by and between JPMorgan Chase Bank, National Association, as initial holder of Note A-1, 3650 REIT Warehouse Facility Entity 2C LLC, as initial holder of Note A-2-A, and Bank of Montreal, as initial holder of Note A-2-B, relating to the Columbus Business Park Whole Loan.
Exhibit 4.6	Agreement Between Note Holders, dated as of November 30, 2022, by and among 3650 REIT Warehouse Facility Entity 2A LLC, as initial holder of Note A-1, Note A-2, Note A-3, Note A-4 and Note A-5, relating to the 500 Delaware Whole Loan.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated August 14, 2024.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of August 29, 2024, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of August 29, 2024, between Citi Real Estate Funding Inc., as seller and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of August 29, 2024, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of August 29, 2024, between Bank of Montreal, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of August 29, 2024, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc. and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of August 29, 2024, between 3650 Real Estate Investment Trust 2 LLC, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 15, 2024	GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ Scott Epperson
		Name:	Scott Epperson
		Title:	Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of August 13, 2024, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. and CastleOak Securities, L.P., as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of August 1, 2024, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement is dated and effective as of November 1, 2022, among 3650 REIT Commercial Mortgage Securities II LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.3	Agreement Between Noteholders, dated as of July 29, 2024, by and among Goldman Sachs Bank USA, as initial holder of Note A-1-1, Note A-1-2, Note A-1-3, Note A-1-4 and Note A-1-5, Société Générale Financial Corporation, as initial holder of Note A-2-1, Note A-2-2 and Note A-2-3, and Bank of America, N.A., as initial holder of Note A-3-1, relating to the Stonebriar Centre Whole Loan.	(E)
4.4	Agreement Between Noteholders, dated as of July 19, 2024, by and between Morgan Stanley Bank, N.A., as initial holder of Note A-1, Note A-2, Note A-3 and Note A-4, Barclays Capital Real Estate Inc., as initial holder of Note A-5, Note A-6, Note A-7 and Note A-8, Societe Generale Financial Corporation, as initial holder of Note A-9, Note A-10 and Note A-11, and Morgan Stanley	(E)

Mortgage Capital Holdings LLC, as initial agent, relating to the Baybrook Mall Whole Loan.
4.5	Agreement Between Note Holders, dated as of May 20, 2024, by and between JPMorgan Chase Bank, National Association, as initial holder of Note A-1, 3650 REIT Warehouse Facility Entity 2C LLC, as initial holder of Note A-2-A, and Bank of Montreal, as initial holder of Note A-2-B, relating to the Columbus Business Park Whole Loan.	(E)
4.6	Agreement Between Note Holders, dated as of November 30, 2022, by and among 3650 REIT Warehouse Facility Entity 2A LLC, as initial holder of Note A-1, Note A-2, Note A-3, Note A-4 and Note A-5, relating to the 500 Delaware Whole Loan.	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated August 14, 2024.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of August 29, 2024, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of August 29, 2024, between Citi Real Estate Funding Inc., as seller and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of August 29, 2024, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of August 29, 2024, between Bank of Montreal, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated as of August 29, 2024, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc. and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.6	Mortgage Loan Purchase Agreement, dated as of August 29, 2024, between 3650 Real Estate Investment Trust 2 LLC, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)